UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Allos Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

Allos Therapeutics, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Tuesday, June 21, 2011

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/alth

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

Allos Therapeutics, Inc.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 10, 2011, to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

	Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688).
	Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
	Internet:	http://www.proxyvoting.com/alth

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Allos Therapeutics, Inc. Stockholder:

The 2011 Annual Meeting of Stockholders of Allos Therapeutics, Inc. (the “Company”) will be held at the Westin Westminster Hotel, 10600 Westminster Boulevard, Westminster, Colorado 80020, on Tuesday, June 21, 2011, at 8:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

The Board of Directors recommends that you vote FOR each of the nominees listed below in Proposal 1, FOR Proposal 2, for a frequency of THREE YEARS in Proposal 3 and FOR Proposal 4.

(1)	to elect seven directors to serve for the ensuing year and until their successors are elected;
(2)	to approve, on an advisory basis, the compensation of the Company’s named executive officers;
(3)	to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers;
(4)

to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The Board of Directors has fixed the close of business on April 25, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.allos.com.

Meeting Location:

Westin Westminster Hotel

10600 Westminster Boulevard

Westminster, Colorado 80020

The following materials are available for you to review online:

•                                          the Company’s 2011 Proxy Statement (including all attachments thereto);

•                                          the Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and

•                                          any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 2016806688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/alth

The Proxy Materials for Allos Therapeutics, Inc. are available to review at:

http://www.proxyvoting.com/alth

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled
“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.
Have this notice in hand when you access the website.

You will need to reference the 11digit control number located on the reverse side.